Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO SUPERPRIORITY SECURED DEBTOR-IN-

POSSESSION CREDIT AGREEMENT

AMENDMENT No. 1, dated as of May 9, 2016 (this “Amendment”), to that certain Superpriority Secured Debtor-In-Possession Credit Agreement dated as of April 18, 2016 (the “Existing Credit Agreement” and, as so amended, the “Credit Agreement”) among, inter alios, PEABODY ENERGY CORPORATION, a Delaware corporation and a debtor and debtor-in-possession in the Cases (the “Borrower”), the SUBSIDIARY GUARANTORS party thereto from time to time, certain of which are debtors and debtors-in-possession in the Cases, the LENDERS party thereto from time to time, the ISSUING BANK party thereto and Citibank, N.A., as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement (or Existing Credit Agreement, if context so requires). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. Each reference to the “Credit Agreement” or “thereunder”, “thereof” or “therein” in respect of the Existing Credit Agreement, and each other similar reference, contained in any other Loan Document shall, after this Amendment becomes effective, similarly refer to the Credit Agreement as amended hereby.

SECTION 2. Amendment to the Existing Credit Agreement.

(a) Section 2.03(c)(i) of the Existing Credit Agreement is hereby amended by deleting, from clause (y) of the proviso thereto, the words “Section 2.04(a)(iii)” and replacing such words with “Section 2.04(b)(iii)”.

(b) Section 6.19(c) of the Existing Credit Agreement is hereby amended by deleting the words “thirty (30) days following the Petition Date” and replacing such words with “the earlier to occur of (x) the date that is three (3) Business Days following the Final Order Entry Date and (y) the date that is forty-five (45) days following the Petition Date”.

(b) Section 11.21(b)(v) of the Existing Credit Agreement is hereby amended by deleting the words “being a Guarantor by virtue of the definition thereof or” and replacing such words with “being a Subsidiary of the Borrower (directly or indirectly) pursuant to”.

(c) Section 11.21(c)(ii) of the Existing Credit Agreement is hereby amended by deleting the words “being a Guarantor by virtue of the definition thereof or” and replacing such words with “being a Subsidiary of the Borrower (directly or indirectly) pursuant to”.

SECTION 3. Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York and (to the extent applicable) the Bankruptcy Code.

SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

SECTION 5. Loan Document. This Amendment shall constitute a Loan Document.

SECTION 6. Effectiveness. This Amendment shall become effective on the date on which the Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PEABODY ENERGY CORPORATION, as the Borrower

By:	/s/ James A Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

GUARANTORS:

AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
AMERICAN LAND HOLDINGS OF NEW MEXICO, LLC
AMERICAN LAND HOLDINGS OF WEST VIRGINIA, LLC
ARID OPERATIONS INC.
BIG RIDGE, INC.
BLACK HILLS MINING COMPANY, LLC
BTU WESTERN RESOURCES, INC.
CABALLO GRANDE, LLC
CASEYVILLE DOCK COMPANY, LLC
CENTRAL STATES COAL RESERVES OF ILLINOIS, LLC
CENTRAL STATES COAL RESERVES OF INDIANA, LLC
CENTURY MINERAL RESOURCES, INC.
COAL RESERVE HOLDING LIMITED LIABILITY COMPANY NO. 1
COALSALES II, LLC
COLORADO YAMPA COAL COMPANY, LLC
CONSERVANCY RESOURCES, LLC
COTTONWOOD LAND COMPANY
CYPRUS CREEK LAND COMPANY
CYPRUS CREEK LAND RESOURCES, LLC
DYSON CREEK COAL COMPANY, LLC
DYSON CREEK MINING COMPANY, LLC
EL SEGUNDO COAL COMPANY, LLC
EMPIRE LAND HOLDINGS, LLC
FALCON COAL COMPANY, LLC
FOUR STAR HOLDINGS, LLC
FRANCISCO EQUIPMENT COMPANY, LLC
FRANCISCO LAND HOLDINGS COMPANY, LLC

[Signature Page to Amendment No. 1]

FRANCISCO MINING, LLC
GALLO FINANCE COMPANY, LLC
GLOBAL CENTER FOR ENERGY AND HUMAN DEVELOPMENT, LLC
GOLD FIELDS CHILE, LLC
GOLD FIELDS MINING, LLC
GOLD FIELDS ORTIZ, LLC
HAYDEN GULCH TERMINAL, LLC
HIGHWALL MINING SERVICES COMPANY
HILLSIDE RECREATIONAL LANDS, LLC
HMC MINING, LLC
ILLINOIS LAND HOLDINGS, LLC
INDEPENDENCE MATERIAL HANDLING, LLC
JAMES RIVER COAL TERMINAL, LLC
JUNIPER COAL COMPANY, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY SYNGAS, LLC
KENTUCKY UNITED COAL, LLC
LIVELY GROVE ENERGY, LLC
LIVELY GROVE ENERGY PARTNERS, LLC
MARIGOLD ELECTRICITY, LLC
MIDCO SUPPLY AND EQUIPMENT CORPORATION
MIDWEST COAL ACQUISITION CORP.
MIDWEST COAL RESERVES OF ILLINOIS, LLC
MIDWEST COAL RESERVES OF INDIANA, LLC
MIDWEST COAL RESERVES OF KENTUCKY, LLC
MOFFAT COUNTY MINING, LLC
MUSTANG ENERGY COMPANY, L.L.C.
NEW MEXICO COAL RESOURCES, LLC
NM EQUIPMENT COMPANY, LLC
PACIFIC EXPORT RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCHVEYOR, L.L.C.
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COALTRADE INTERNATIONAL (CTI), LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC

[Signature Page to Amendment No. 1]

PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY ENERGY GENERATION HOLDING COMPANY
PEABODY ENERGY INVESTMENTS, INC.
PEABODY ENERGY SOLUTIONS, INC.
PEABODY GATEWAY NORTH MINING, LLC
PEABODY GATEWAY SERVICES, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MAGNOLIA GROVE HOLDINGS, LLC
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY POWERTREE INVESTMENTS, LLC
PEABODY RECREATIONAL LANDS, L.L.C.
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY SOUTHWEST, LLC
PEABODY SOUTHWESTERN COAL COMPANY, LLC
PEABODY TERMINAL HOLDING COMPANY, LLC
PEABODY TERMINALS, LLC
PEABODY TROUT CREEK RESERVOIR LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING GAS, LLC

[Signature Page to Amendment No. 1]

PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
PG INVESTMENTS SIX, L.L.C.
POINT PLEASANT DOCK COMPANY, LLC
POND RIVER LAND COMPANY
PORCUPINE PRODUCTION, LLC
PORCUPINE TRANSPORTATION, LLC
RIVERVIEW TERMINAL COMPANY
SAGE CREEK LAND & RESERVES, LLC
SCHOOL CREEK COAL RESOURCES, LLC
SENECA PROPERTY, LLC
SHOSHONE COAL CORPORATION
SOUTHWEST COAL HOLDINGS, LLC
STAR LAKE ENERGY COMPANY, L.L.C.
SUGAR CAMP PROPERTIES, LLC
THOROUGHBRED GENERATING COMPANY, LLC
THOROUGHBRED MINING COMPANY, L.L.C.
TWENTYMILE COAL, LLC
TWENTYMILE EQUIPMENT COMPANY, LLC
TWENTYMILE HOLDINGS, LLC
UNITED MINERALS COMPANY, LLC
WEST ROUNDUP RESOURCES, LLC
WILD BOAR EQUIPMENT COMPANY, LLC
WILD BOAR LAND HOLDINGS COMPANY, LLC

By:	/s/ James A Tichenor
Name: James A. Tichenor
Title: Vice President and Treasurer

[Signature Page to Amendment No. 1]

PEABODY WESTERN COAL COMPANY, as a Guarantor

By:	/s/ Douglas D. Loucks
Name: Douglas D. Loucks
Title: Treasurer

[Signature Page to Amendment No. 1]

PEABODY SAGE CREEK MINING, LLC, as a Guarantor

By:	/s/ Eric J. Baltz
Name: Eric J. Baltz
Title: Treasurer

[Signature Page to Amendment No. 1]

PEABODY TWENTYMILE MINING, LLC, as a Guarantor

By:	/s/ John R. Schwartze
Name: John R. Schwartze
Title: Treasurer

[Signature Page to Amendment No. 1]

SENECA COAL COMPANY, LLC, as a Guarantor

By:	/s/ Kurt A. Jones
Name: Kurt A. Jones
Title: Treasurer

[Signature Page to Amendment No. 1]

SAGE CREEK HOLDINGS, LLC, as a Guarantor

By:	/s/ Mark A. Scimio
Name: Mark A. Scimio
Title: President

[Signature Page to Amendment No. 1]

BIG SKY COAL COMPANY, as a Guarantor

By:	/s/ Michael J. Jasutis
Name: Michael J. Jasutis
Title: Treasurer

[Signature Page to Amendment No. 1]

CITIBANK, N.A., as Administrative Agent, as Bonding Facility L/C Issuer and as L/C Facility L/C Issuer

By:	/s/ Allister Chan
Name: Allister Chan
Title: Vice President

[Signature Page to Amendment No. 1]

Mason Capital Master Fund LP, as a Lender

By:	/s/ John Grizzotti
Name: John Grizzotti
Title: COO

If second signature required:

Mason Capital Master Fund LP, as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 1]

Mason Capital LP, as a Lender

By:	/s/ John Grizzotti
Name: John Grizzotti
Title: COO

If second signature required:

Mason Capital LP, as a Lender

By:
Name:
Title:

[Signature Page to Amendment No. 1]

MACQUARIE BANK LIMITED,

By:	/s/ Julianne Wilkin
Name: Julianne Wilkin
Title: Associate Director

If second signature required:

MACQUARIE BANK LIMITED,

By:	/s/ Jennifer Coyles
Name: Jennifer Coyles
Title: Division Director

[Signature Page to Amendment No. 1]

GN3 SIP Limited By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

San Bernardino County Employees’ Retirement Association By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

GoldenTree 2004 Trust By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

GT NM, LP By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

GoldenTree Credit Opportunities 2014-I Financing, Limited By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

Stellar Performer Global Series: Series G – Global Credit By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

GoldenTree Insurance Fund Series Interests of the SALI Multi-Series Fund, LP By: GoldenTree Asset Management, LP, as a Lender

By:	/s/ Karen Weber
Name: Karen Weber
Title: Director – Bank Debt

[Signature Page to Amendment No. 1]

JNL/PPM America Floating Rate Income Fund, a series of JNL Series Trust By: PPM America, Inc., as sub-adviser

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

[Signature Page to Amendment No. 1]

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust[Loan Claim] By: PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas
Chris Kappas
Managing Director

[Signature Page to Amendment No. 1]

C.M. LIFE INSURANCE COMPANY MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY, each as a Lender By: Babson Capital Management LLC as Investment Adviser

By:	/s/ Michael J. Fey
	Name:	Michael J. Fey
	Title:	Director

BABSON CAPITAL CREDIT I LIMITED, as a Lender By: Babson Capital Management LLC as Investment Manager

By:	/s/ Michael J. Fey
	Name:	Michael J. Fey
	Title:	Director

BABSON CAPITAL GLOBAL FLOATING RATE FUND, a series of Babson Capital Funds Trust as a Lender By: Babson Capital Management LLC as Investment Manager

By:	/s/ Michael J. Fey
	Name:	Michael J. Fey
	Title:	Director

The foregoing is executed on behalf of Babson Global Floating Rate Fund, a series of Babson Capital Funds Trust, organized under an Agreement and Declaration of Trust dated May 3, 2013, as amended from time to time. The obligations of such series Trust are not personally binding upon, nor shall resort be had to the property of, any of the Trustees, shareholders, officers, employees or agents of such Trust, or any other series of the Trust but only the property and assets of the relevant series Trust shall be bound.

[Signature Page to Amendment No. 1]

BABSON CAPITAL GLOBAL LOANS LIMITED, as a Lender By: Babson Capital Management LLC as Sub-Investment Manager

By:	/s/ Michael J. Fey
Name: Michael J. Fey
Title: Director

[Signature Page to Amendment No. 1]

Name of Lender: NewMark Capital Funding 2013-1 CLO, Ltd. By: NewMark Capital LLC., its Collateral Manager

By:	/s/ Mark Gold
Name: Mark Gold
Title: Ceo

[Signature Page to Amendment No. 1]

Name of Lender: NewMark Capital Funding 2014-2 CLO, Ltd. By: NewMark Capital LLC., its Collateral Manager

By:	/s/ Mark Gold
Name: Mark Gold
Title: Ceo

[Signature Page to Amendment No. 1]

Centerbridge Credit Partners Offshore Intermediate II, L.P., as a Lender

By:	/s/ Aleksandra Markovic
Name: Aleksandra Markovic
Title: Authorized Signatory

Centerbridge Credit Partners TE Intermediate I, LP, as a Lender

By:	/s/ Aleksandra Markovic
Name: Aleksandra Markovic
Title: Authorized Signatory

Centerbridge Credit L.P., as a Lender

By:	/s/ Aleksandra Markovic
Name: Aleksandra Markovic
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

AMERICAN HIGH-INCOME TRUST, as a Lender By: Capital Research and Management Company, for and on behalf of American High-Income Trust

By:	/s/ Kenneth R. Gorvetzian
Name: Kenneth R. Gorvetzian
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

THE INCOME FUND OF AMERICA, as a Lender By: Capital Research and Management Company, for and on behalf of The Income Fund of America

By:	/s/ Kenneth R. Gorvetzian
Name: Kenneth R. Gorvetzian
Title: Authorized Signatory

[Signature Page to Amendment No. 1]

Aurelius Capital Master, Ltd. By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Director

[Signature Page to Amendment No. 1]

ACP Master, Ltd. By: Aurelius Capital Management, LP, solely as investment manager and not in its individual capacity

By:	/s/ Dan Gropper
Name: Dan Gropper
Title: Managing Director

[Signature Page to Amendment No. 1]

MONARCH MASTER FUNDING LTD By: Monarch Alternative Capital LP, as investment manager

By:	/s/ Broger Schmitz
Name: Broger Schmitz
Title: Managing Principal

[Signature Page to Amendment No. 1]

WHITEBOX ASYMMETRIC PARTNERS, LP

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

WHITEBOX CREDIT PARTNERS, LP

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

WHITEBOX SPECIAL OPPORTUNITIES FUND LP SERIES O

By	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

WHITEBOX KFA ADVANTAGE, LLC

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

[Signature Page to Amendment No. 1]

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

WHITEBOX INSTITUTIONAL PARTNERS, LP

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

PANDORA SELECT PARTNERS, LP

By:	/s/ Mark M. Strefling
	Name:	MARK M. STREFLING | Partner
	Title:	General Counsel and Chief Operating Officer Whitebox Advisors LLC

[Signature Page to Amendment No. 1]